                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of American Italian Pasta Company
(the "Company") on Form 10-K for the annual period ended September 27, 2002, as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), the undersigned, in the capacities and dates indicated below, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the
Sarbanes-Oxley Act of 2002, that, to our knowledge: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                               /s/Timothy S. Webster
                                               --------------------------------------
                                               Timothy S. Webster
                                               President and Chief Executive Officer

December 18, 2002

                                               /s/Warren B. Schmidgall
                                               ---------------------------------------
                                               Warren B. Schmidgall
                                               Executive VP and Chief Financial Officer

December 18, 2002